SUPPLEMENT TO THE FIDELITY SELECT PORTFOLIOS(registered trademark)
APRIL 29, 1999

STATEMENT OF ADDITIONAL INFORMATION

   REGIONAL BANKS PORTFOLIO HAS BEEN RENAMED BANKING PORTFOLIO. ALL REFERENCES TO REGIONAL BANKS PORTFOLIO THROUGHOUT THIS SAI SHOULD BE REPLACED WITH BANKING PORTFOLIO.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR EACH STOCK FUND (EXCEPT BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO, MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO, AND NATURAL RESOURCES PORTFOLIO) FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation (2)).

(vii) The fund does not currently intend to lend assets other than securities to other parties, except (a) by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR EACH OF BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, CYCLICAL INDUSTRIES
PORTFOLIO, MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO, AND NATURAL
RESOURCES PORTFOLIO FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 3.

(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation (2)).

(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR MONEY
MARKET PORTFOLIO FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 5.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party.

(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

SOURCES OF CREDIT OR LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

SUPPLEMENT TO THE FIDELITY SELECT

PORTFOLIOS(registered trademark) APRIL 29, 1999 PROSPECTUS

Effective the close of business on December 20, 1999, shares of Select Precious Metals and Minerals Portfolio will no longer be available for purchase except through the reinvestment of dividends and other distributions by shareholders of the fund on December 20, 1999.

PROPOSED REORGANIZATION. The Board of Trustees of Fidelity Select
Portfolios has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Select Precious Metals and
Minerals Portfolio and Select Gold Portfolio.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Select Precious Metals and Minerals Portfolio solely in exchange for the number of shares of Select Gold Portfolio equal in value to the relative net asset value of the outstanding shares of Select Precious Metals and Minerals Portfolio. Following such exchange, Select Precious Metals and Minerals Portfolio will distribute the Select Gold Portfolio shares to its shareholders pro rata, in liquidation of Select Precious Metals and Minerals Portfolio as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization"). The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Select Precious Metals and Minerals Portfolio will be held on February 16, 2000, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Select Precious Metals and Minerals Portfolio will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Select Gold Portfolio.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about February 29, 2000. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Select Precious Metals and Minerals Portfolio shareholders fail to approve the Agreement, Select Precious Metals and Minerals Portfolio will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Select Precious Metals and Minerals Portfolio.

REGIONAL BANKS PORTFOLIO HAS CHANGED ITS NAME TO "BANKING PORTFOLIO." References in the Prospectus to "Regional Banks Portfolio" are each hereby replaced by "Banking Portfolio" and references to "Regional Banks" are each hereby replaced by "Banking."

The following information replaces similar information for "Banking Portfolio" found in the "Fund Summary" section on page P-15:

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in accepting deposits and making commercial and principally non-mortgage consumer loans.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The following information replaces the second paragraph for "Environmental Services Portfolio" found under the heading "Principal Investment Strategies" in the "Fund Basics" section beginning on page P-46:

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the research, development, manufacture or distribution of products, processes, or services related to waste management or pollution control. These companies may include, for example, companies involved in the transportation, treatment, or disposal of hazardous or other wastes; transforming waste into energy; recycling; and remedial projects such as groundwater and underground storage tank decontamination, asbestos cleanup, and emergency cleanup response. They may also include companies involved in the detection, analysis, evaluation, and treatment of both existing and potential environmental problems such as contaminated water, air pollution, and acid rain; companies that provide sanitation or filtration equipment or services; companies involved in the reduction of hazardous emissions or other pollution reduction or prevention efforts; and companies that provide design, engineering, construction, and consulting services to companies engaged in waste management or pollution control.

The following information replaces the second paragraph for "Banking Portfolio" found under the heading "Principal Investment Strategies" in the "Fund Basics" section on page P-52:

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. These companies may include, for example, state chartered banks, savings and loan institutions, banks that are members of the Federal Reserve System, and U.S. institutions whose deposits are not insured by the federal government. In addition, these companies may offer merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance.

The following information replaces similar information found in the "Fund Management" section beginning on page P-69:

Ramin Arani is an analyst and manager of Health Care, which he has managed since August 1999. He also manages other Fidelity funds. Mr. Arani joined Fidelity as a research associate in 1992.

Steven Calhoun is manager of Retailing, which he has managed since August 1999. Mr. Calhoun joined Fidelity as a research analyst in 1994.

Shep Perkins is an analyst and manager of Medical Delivery, which he has managed since August 1999. Mr. Perkins joined Fidelity as an equity research associate in 1997.

Christian Zann is an analyst and manager of Natural Gas, which he has managed since August 1999. Mr. Zann joined Fidelity as an equity research associate in 1996.